UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 6, 2008

Penn Treaty American Corporation
(Exact name of registrant as specified in its charter)

Pennsylvania	001-14681	23-1664166
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3440 Lehigh Street, Allentown, Pennsylvania 18103
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:  (610) 965-2222

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events.

On April 6, 2009, the Insurance Commissioner of the Commonwealth of Pennsylvania (the “Insurance Commissioner”) filed in the Commonwealth Court of Pennsylvania a Preliminary Report and Plan of Rehabilitation (the “Preliminary Plan”) for Penn Treaty Network America Insurance Company and American Network Insurance Company, two of the Registrant’s insurance company subsidiaries.  A copy of the Preliminary Plan is attached hereto as Exhibit 99.1.  Along with the Preliminary Plan, the Insurance Commissioner also filed the Rehabilitation Plan Recommendation of Signal Hill Capital Group LLC, a copy of which is attached hereto as Exhibit 99.2.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit                      Description

99.1	Preliminary Report and Plan of Rehabilitation for Penn Treaty Network America Insurance Company and American Network Insurance Company, filed April 6, 2009.

99.2	Rehabilitation Plan Recommendation of Signal Hill Capital Group LLC, filed April 6, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENN TREATY AMERICAN CORPORATION

April 9, 2009	By: /s/ Eugene Woznicki
Name: Eugene Woznicki
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit                     Description

99.1	Preliminary Report and Plan of Rehabilitation for Penn Treaty Network America Insurance Company and American Network Insurance Company, filed January 6, 2009.

99.2	Rehabilitation Plan Recommendation of Signal Hill Capital Group LLC, filed January 6, 2009.